Condensed Consolidated Balance Sheets (Parenthetical) - USD ($) $ in Thousands	Jun. 30, 2022	Dec. 31, 2021	Dec. 31, 2020
Common shares, par value	$ 0.0001	$ 0.0001	$ 0.0001
Common shares, shares authorized	300,000,000	4,003,595	3,491,910
Common shares, shares issued	6,476,566	2,850,876	2,788,349
Common shares, shares outstanding	6,476,566	2,850,876	2,788,349
Accounts receivable, allowance for credit loss, current	$ 224	$ 224	$ 224